OptimizeRx Reports Third Quarter 2025 Financial Results and Increases Fiscal Year 2025 Guidance
-Q3 revenue of $26.1 million, increased 22% year-over-year
-Q3 gross profit increased 30% year-over-year to $17.5 million
-Increases full year 2025 guidance to a revenue range between $105 million and $109 million and adjusted EBITDA range between $16 million and $19 million
-Introduces 2026 guidance with a revenue range between $118 million and $124 million and adjusted EBITDA range between $19 million and $22 million
- Paid off an incremental $2 million in principal from term loan subsequent to the end of Q3
WALTHAM, Mass. – November 6, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today reported results for the three months ended September 30, 2025. Quarterly comparisons are to the same year-ago period.
Financial Highlights
•Revenue in the third quarter of 2025 increased 22% to $26.1 million, as compared to $21.3 million in the same year ago period
•Gross profit in the third quarter of 2025 increased 30% year-over-year to $17.5 million from $13.4 million during the third quarter of 2024
•GAAP net income totaled $0.8 million, or $0.04 per basic and diluted share in the third quarter of 2025, as compared to GAAP net loss of $(9.1) million, or $(0.50) per basic and diluted share during the third quarter of 2024
•Non-GAAP net income in the third quarter totaled $3.9 million, or $0.20 per diluted share, as compared to non-GAAP net income of $2.3 million, or $0.12 per diluted share during the third quarter of 2024 (see *Non-GAAP Measures below)
•Adjusted EBITDA for the third quarter of 2025 increased to $5.1 million compared to $2.7 million in the same year ago period (see *Non-GAAP Measures below)
•Cash, cash equivalents and short-term investments totaled $19.5 million as of September 30, 2025, as compared to $13.4 million as of December 31, 2024
Stephen L. Silvestro, OptimizeRx CEO commented, “Year-to-date results reflect strong, profitable growth that continues to outperform expectations. Contracted revenue has shown significant year-over-year gains, with early momentum extending into 2026 and setting the stage for sustained strength ahead. This performance stems from our unwavering focus on execution, our commitment to delivering exceptional customer outcomes, the power of our market-leading patient identification technologies, and the expanding partnerships across our network. Together, these drivers are creating durable value for our shareholders. As demonstrated in our third-quarter results, we are steadily advancing toward becoming a sustainable Rule of 40 company. Given this momentum and the visibility we have into the remainder of the year, we are raising our full-year outlook and are introducing initial 2026 guidance.”

	Rolling Twelve Months Ended September 30,
Key Performance Indicators (KPIs)**	2025	2024
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$3,073	$2,874
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	56%	65%
Net revenue retention	120%	127%
Revenue per average full-time employee	$820	$732

2025 Financial Outlook
The Company is increasing its fiscal year 2025 guidance and expects revenue to be between $105 million and $109 million with Adjusted EBITDA to be between $16 million and $19 million.

The Company is also introducing fiscal year 2026 guidance at this time and is expecting revenue to be between $118 million and $124 million with Adjusted EBITDA to be between $19 million and $22 million.
Conference Call
Date:            Thursday, November 6, 2025
Time:            4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll Free:        1-844-825-9789
International:        1-412-317-5180
Conference ID:        10203796
Call Me:        https://callme.viavid.com/?$Y2FsbG1lPXRydWUmcGFzc2NvZGU9JmluZm89Y29tcGFueSZyPXRydWUmYj0xNg==
Webcast:         https://viavid.webcasts.com/starthere.jsp?ei=1738663&tp_key=cbe79a5b8d
Call Me Passcode:     1758869
Webcast Replay:     The archived webcast will be on the investor relations section of the OptimizeRx website.

Individual Meeting Invitation

In an effort to increase relations with institutional investors, OptimizeRx management has dedicated time to hosting individual meetings with portfolio managers and analysts. If you are interested in scheduling a meeting with OptimizeRx management, please contact: adsilva@optimizerx.com or shalper@lifesciadvisors.com.
*Non-GAAP Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also contains non-GAAP financial measures. The reasons why we believe these measures provide useful information to investors and, for historical periods, a reconciliation of these measures to the most directly comparable GAAP measures are included in the supplemental tables that follow.
Although the Company provides guidance for Adjusted EBITDA, a non-GAAP financial measure, it is not able to provide guidance to the most directly comparable GAAP measure. Reconciliations for forward-looking figures would require unreasonable effort at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, other income, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

**Definition of Key Performance Indicators
Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2024 revenue”. We previously used “The top 20 pharma companies by 2023 revenue”. As a result of this change, prior periods have been restated for comparative purposes.
Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).
Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent period.
About OptimizeRx
OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.
Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.
For more information, follow the Company on X, LinkedIn or visit www.optimizerx.com.
Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s future performance, expected revenues, expected Adjusted EBITDA, plans to grow shareholder value creation, plans to continue the Company’s growth and transformation, plans to position the Company to become a “Rule of 40” company, plans to pay down debt at an accelerated rate, momentum extending into 2026, setting the stage for sustained strength in 2026 and beyond, and other statements relating to future performance, plans, and expectations. These forward-looking statements are based on the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its subsequent Quarterly Reports on Form 10-Q, and in other filings the Company has made and may make with the Securities and Exchange Commission in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact
Andy D’Silva, Chief Business Officer
adsilva@optimizerx.com

Investor Relations Contact
Steven Halper
LifeSci Advisors, LLC
shalper@lifesciadvisors.com

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2025	December 31, 2024
ASSETS	(unaudited)
Current assets
Cash and cash equivalents	$19,519	$13,380
Accounts receivable, net of allowance for credit losses of $260 and $335 at September 30, 2025 and December 31, 2024, respectively	32,227	38,212
Taxes receivable	1,747	—
Prepaid expenses and other assets	2,827	2,379
Total current assets	56,320	53,971
Property and equipment, net	119	150
Other assets
Goodwill	70,869	70,869
Patent rights, net	5,013	5,517
Technology assets, net	7,382	8,180
Tradename and customer relationships, net	30,042	31,819
Operating lease right of use assets	481	366
Security deposits and other assets	95	296
Total other assets	113,882	117,047
TOTAL ASSETS	$170,321	$171,168

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$3,300	$2,000
Accounts payable	2,037	2,156
Accrued expenses	10,198	8,486
Revenue share payable	2,329	5,053
Taxes payable	—	318
Current portion of lease liabilities	207	168
Deferred revenue	395	473
Total current liabilities	18,466	18,654
Non-current liabilities
Long-term debt, net	24,801	30,816
Lease liabilities, net of current portion	300	209
Deferred tax liabilities, net	4,491	4,491
Total liabilities	48,058	54,170

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at September 30, 2025 or December 31, 2024	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 20,333,839 and 20,194,697 shares issued at September 30, 2025 and December 31, 2024, respectively	20	20
Treasury stock, $0.001 par value, 1,741,397 shares held at September 30, 2025 and December 31, 2024.	(2)	(2)
Additional paid-in-capital	206,501	201,348
Accumulated deficit	(84,256)	(84,368)
Total stockholders’ equity	122,263	116,998
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$170,321	$171,168

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data, unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024

Net revenue	$26,067	$21,309	$77,190	$59,811
Cost of revenues, exclusive of depreciation and amortization presented separately below	8,551	7,862	27,695	22,456
Gross profit	17,516	13,447	49,495	37,355

Operating expenses
General and administrative expenses	14,386	13,425	43,122	43,971
Goodwill impairment	—	7,489	—	7,489
Depreciation and amortization	1,080	1,095	3,249	3,235
Total operating expenses	15,466	22,009	46,371	54,695
Income (loss) from operations	2,050	(8,562)	3,124	(17,340)
Other income (expense)
Interest expense	(1,154)	(1,524)	(4,053)	(4,597)
Other income	62	38	139	113
Interest income	91	107	269	231
Total other expenses, net	(1,001)	(1,379)	(3,645)	(4,253)
Income (loss) before provision for income taxes	1,049	(9,941)	(521)	(21,593)
Income tax benefit (expense)	(270)	817	633	1,561
Net income (loss)	$779	$(9,124)	$112	$(20,032)
Weighted average number of shares outstanding – basic	18,576,199	18,323,542	18,519,665	18,250,775
Weighted average number of shares outstanding – diluted	19,459,877	18,323,542	19,021,905	18,250,775
Income (loss) per share – basic	$0.04	$(0.50)	$0.01	$(1.10)
Income (loss) per share – diluted	$0.04	$(0.50)	$0.01	$(1.10)

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	For the Nine Months Ended September 30,
	2025	2024
OPERATING ACTIVITIES:
Net income (loss)	$112	$(20,032)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,249	3,235
Stock-based compensation	5,002	8,530
Goodwill impairment	—	7,489
Bad debt expense	—	131
Amortization of debt issuance costs	785	547
Changes in:
Accounts receivable	5,985	9,795
Prepaid expenses and other assets	(448)	(1,200)
Accounts payable	(119)	527
Revenue share payable	(2,724)	(2,296)
Accrued expenses and other liabilities	1,913	(1,997)
Operating lease liabilities	15	—
Deferred tax liabilities	—	(1,625)
Taxes receivable and payable	(2,065)	972
Deferred revenue	(78)	615
NET CASH PROVIDED BY OPERATING ACTIVITIES	11,627	4,691

INVESTING ACTIVITIES:
Purchase of property and equipment	(47)	(95)
Capitalized software development costs	(91)	(235)
NET CASH USED IN INVESTING ACTIVITIES	(138)	(330)

FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(188)	(587)
Proceeds from exercise of stock options	338	—
Repayment of long-term debt	(5,500)	(1,500)
NET CASH USED IN FINANCING ACTIVITIES	(5,350)	(2,087)
NET INCREASE IN CASH AND CASH EQUIVALENTS	6,139	2,274
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	13,380	13,852
CASH AND CASH EQUIVALENTS - END OF PERIOD	$19,519	$16,126

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$3,268	$4,081
Cash paid for income taxes	$1,007	$—

OPTIMIZERX CORPORATION
RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data, unaudited)
This earnings release includes certain financial measures not derived in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Additionally, these non-GAAP measures may not be comparable to similarly titled measures reported by other companies. However, management believes that presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company's historical operating results and trends in its underlying operating results and provides transparency on how the Company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Management believes that financial information excluding certain items that are not considered to reflect the Company’s ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, management believes that investors may be able to better understand the Company’s operating results excluding these items. Non-GAAP financial measures may reflect adjustments for items such as asset impairment charges, amortization, stock-based compensation, acquisition expenses, severance, shareholder activist related fees, CEO search fees, other income, as well as other items that management believes are not related to the Company’s ongoing performance.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss)	$779	$(9,124)	$112	$(20,032)
Depreciation and amortization	1,080	1,095	3,249	3,235
Stock-based compensation	1,956	2,604	5,002	8,530
Goodwill impairment	—	7,489	—	7,489
Severance expenses	—	64	275	724
Shareholder activist related fees	—	—	451	—
CEO search fees	—	—	225	—
Other income	(62)	(38)	(139)	(113)
Amortization of debt issuance costs	174	182	785	547
Acquisition expenses	—	—	—	243
Non-GAAP net income	$3,927	$2,272	$9,960	$623

Non-GAAP net income per share
Diluted	$0.20	$0.12	$0.52	$0.03
Weighted average shares outstanding:
Diluted	19,459,877	18,400,125	19,021,905	18,397,699

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss)	$779	$(9,124)	$112	$(20,032)
Depreciation and amortization	1,080	1,095	3,249	3,235
Income tax (benefit) expense	270	(817)	(633)	(1,561)
Stock-based compensation	1,956	2,604	5,002	8,530
Goodwill impairment	—	7,489	—	7,489
Severance expenses	—	64	275	724
Acquisition expenses	—	—	—	243
Shareholder activist related fees	—	—	451	—
CEO search fees	—	—	225	—
Other income	(62)	(38)	(139)	(113)
Interest expense, net	1,063	1,417	3,784	4,367
Adjusted EBITDA	$5,086	$2,690	$12,326	$2,882